FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 10, 2005

                           Tasker Capital Corp.
             (Exact name of registrant as specified in its charter)


          NEVADA                    000-32019               88-0426048
State or other Jurisdiction        (Commission             (IRS Employer
    of Incorporation               File Number)        Identification Number)


              100 MILL PLAIN RD., DANBURY, CT           06811
          ----------------------------------------   ----------
          (Address of principal executive offices)   (Zip Code)


        Registrant's telephone number, including area code (203) 546-3555

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE

      The information contained in this Form 8-K/A amends and restates the information contained in the Form 8-K filed on February 10, 2005.

Item 4.01. Changes in Registrant's Certifying Accountant.

      On February 10, 2005, Tasker Capital Corp. (the "Company") received written notice from Morgan and Company, Chartered Accountants that Morgan and Company had resigned as the Company's principal independent accountant to audit the Company's financial statements because the Company no longer has Canadian assets. Morgan and Company's report on the financial statements for the fiscal years ended December 31, 2003 and 2002 stated that the Company's recurring losses and net cash outflows from operations since its inception raised substantial doubt about the Company's ability to continue as a going concern.

      In connection with the audits of the Company's financial statements for the fiscal years ended December 31, 2003 and 2002, and in subsequent interim periods through the date of the former accountant's resignation, there were no disagreements with the former accountant, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

      The Board of Directors is in the process of engaging Rothstein, Kass & Company, P.C. to serve as its new principal independent accountant to audit the Company's financial statements.

      The Company has provided a copy of the disclosures it is making in response to Item 4.01 to Morgan and Company in advance of its filing with the Securities and Exchange Commission and has requested that Morgan and Company furnish a letter addressed to the Commission stating whether it agrees with the statements made by the issuer and, if not, stating the respects in which it does not agree. That letter is being filed as an exhibit to this Form 8-K/A.

Item 9.01  Financial Statements and Exhibits.

(c)        Exhibits.

16.1 Correspondence from Morgan and Company, Chartered Accountants, regarding change in certifying accountant.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               TASKER CAPITAL CORP.
                                      (Registrant)

                               By: /s/ Robert D. Jenkins
                                    --------------------------------------------
                                   Robert D. Jenkins
                                   Chief Financial Officer

Dated: February 23, 2005